Exhibit 99.1

Page 1 of 11 Monthly Operating Report CASH BASIS UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: NOVEMBER 2018 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ Karen Nicolaou Responsible Party ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Karen Nicolaou 12/20/2018 PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11 JUDGE: Honorable Stacey G.C. Jennigan

Page 2 of 11 Monthly Operating Report CASH BASIS-1 CASH RECEIPTS AND DISBURSEMENTS MONTH MONTH MONTH MONTH Nov 1. CASH - BEGINNING OF MONTH $ 58,558.13 RECEIPTS 2. CASH SALES 3. ACCOUNTS RECEIVABLE COLLECTIONS 4. LOANS AND ADVANCES 5. SALE OF ASSETS 6. LEASE & RENTAL INCOME 7. WAGES 8. OTHER (ATTACH LIST) - Oil and Gas Sales 9. TOTAL RECEIPTS $ - DISBURSEMENTS 10. NET PAYROLL 11. PAYROLL TAXES PAID 12. SALES,USE & OTHER TAXES PAID 13. INVENTORY PURCHASES 14. MORTAGE PAYMENTS 15. OTHER SECURED NOTE PAYMENTS 16. RENTAL & LEASE PAYMENTS 17. UTILITIES 18. INSURANCE 19. VEHICLE EXPENSES 20. TRAVEL 21. ENTERTAINMENT 22. REPAIRS & MAINTENANCE 23. SUPPLIES 24. ADVERTISING 25. HOUSEHOLD EXPENSES 26. CHARITABLE CONTRIBUTIONS 27. GIFTS 28. OTHER (ATTACH LIST) $ 170.41 29. TOTAL ORDINARY DISBURSEMENTS $ 170.41 REORGANIZATION EXPENSES 30. PROFESSIONAL FEES 31. U.S. TRUSTEE FEES 32. OTHER (ATTACH LIST) 33. TOTAL REORGANIZATION EXPENSES 34. TOTAL DISBURSEMENTS $ 170.41 35. NET CASH FLOW $ (170.41) 36. CASH - END OF MONTH $ 58,387.72 CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

Page 3 of 11 Monthly Operating Report CASH BASIS-1A 2018 MONTH: NOVEMBER TOTAL DISBURSEMENTS FOR THE MONTH $ 170.41 BANK ACCOUNT DISBURSEMENTS CK# DATE PAYEE PURPOSE AMOUNT Bank transfer 11/14/18 Texas Capital Bank Blank checks $ 170.41 TOTAL BANK ACCOUNT DISBURSEMENTS $ 170.41 CASH DISBURSEMENTS DETAIL CASH DISBURSEMENTS DATE PAYEE PURPOSE AMOUNT TOTAL CASH DISBURSEMENTS $ - CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

Page 4 of 11 Monthly Operating Report CASH BASIS-2 MONTH: NOVEMBER 13. TOTAL CASH - END OF MONTH $ 58,387.72 CASH 12. CURRENCY ON HAND $ - INVESTMENT ACCOUNTS DATE OF PURCHASE TYPE OF INSTRUMENT PURCHASE PRICE CURRENT VALUE BANK, ACCOUNT NAME & NUMBER 7. 8. 9. 10. 11. TOTAL INVESTMENTS $ - $ - BANK RECONCILIATIONS Acct #1 A. BANK: Texas Capital Bank TOTAL B. ACCOUNT NUMBER: 1111085138 C. PURPOSE (TYPE): Debtor in Possession Acct 1. BALANCE PER BANK STATEMENT $ 58,387.72 $ 58,387.72 2. ADD: TOTAL DEPOSITS NOT CREDITED $ - $ - 3. SUBTRACT: OUTSTANDING CHECKS $ - $ - 4. OTHER RECONCILING ITEMS $ - $ - 5. MONTH END BALANCE PER BOOKS $ - $ 58,387.72 $ - $ 58,387.72 6. NUMBER OF LAST CHECK WRITTEN CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

Page 5 of 11 Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER ASSETS OF THE ESTATE SCHEDULE "A" REAL PROPERTY SCHEDULE AMOUNT MONTH MONTH MONTH 1. 2. 3. 4. OTHER (ATTACH LIST) - Oil & Gas Wells $ 458,000.00 $ - $ - $ - 5. TOTAL REAL PROPERTY ASSETS $ 458,000.00 $ - $ - $ - SCHEDULE "B" PERSONAL PROPERTY 1. CASH ON HAND 2. CHECKING, SAVINGS, ETC. $ 58,387.72 $ - $ - $ - 3. SECURITY DEPOSITS 4. HOUSEHOLD GOODS 5. BOOKS, PICTURES, ART 6. WEARING APPAREL 7. FURS AND JEWELRY 8. FIREARMS & SPORTS EQUIPMENT 9. INSURANCE POLICIES 10. ANNUITIES 11. EDUCATION 12. RETIREMENT & PROFIT SHARING 13. STOCKS 14. PARTNERSHIPS & JOINT VENTURES 15. GOVERNMENT & CORPORATE BONDS 16. ACCOUNTS RECEIVABLE 17. ALIMONY 18. OTHER LIQUIDATED DEBTS 19. EQUITABLE INTERESTS 20. CONTINGENT INTERESTS 21. OTHER CLAIMS 22. PATENTS & COPYRIGHTS 23. LICENSES & FRANCHISES 24. CUSTOMER LISTS 25. AUTOS, TRUCKS & OTHER VEHICLES 26. BOATS & MOTORS 27. AIRCRAFT 28. OFFICE EQUIPMENT 29. MACHINERY, FIXTURES & EQUIPMENT 30. INVENTORY $ - $ - $ - $ - 31. ANIMALS 32. CROPS 33. FARMING EQUIPMENT 34. FARM SUPPLIES 35. OTHER (ATTACH LIST) - Due from RR2006LP $ 12,576.65 $ - $ - $ - 36. TOTAL PERSONAL PROPERTY ASSETS $ 70,964.37 $ - $ - $ - 37. TOTAL ASSETS $ 528,964.37 $ - $ - $ - CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

* The net change from the end of October 2018 was $91,100.13 and represents oil and gas production for the month of September, offset by production expenses from September and October. Page 6 of 11 Monthly Operating Report CASH BASIS-4 MONTH:NOVEMBER POSTPETITION LIABILITIES DATE INCURRED AMOUNT OWED DUE DATE AMOUNT PAST DUE 1. FEDERAL INCOME TAXES 2. FICA/MEDICARE 3. STATE TAXES 4. REAL ESTATE TAXES 5. OTHER TAXES (ATTACH LIST) 6. TOTAL TAXES $-$- OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS) 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 27. 28. 29. (IF ADDITIONAL ATTACH LIST) 30. TOTAL OF LINES 7 - 29 $-$- 31. TOTAL POSTPETITION LIABILITIES $-$- LIABILITIES OF THE ESTATE PREPETITION LIABILITIES SCHEDULE AMOUNT PAYMENTS 1. SECURED 2. PRIORITY 3. UNSECURED - Due to Managing General Partner $91,100.13 * 4. OTHER (ATTACH LIST) - Plugging Liability $ 1,879,000.00 5. TOTAL PREPETITION LIABILITIES $ 1,970,100.13 $-CASE NAME:Rockies Region 2007 LP CASE NUMBER:18-33514-11

Page 7 of 11 Monthly Operating Report CASH BASIS-5 MONTH:NOVEMBER NAME OF CREDITOR SCHEDULED MONTHLY PAYMENTS DUE AMOUNTS PAID DURING MONTH TOTAL UNPAID POST-PETITION 1. 2. 3. 4. 5. 6. TOTAL $-$- $-POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS PROFESSIONALS NAME DATE OF COURT ORDER AUTHORIZING PAYMENT AMOUNT APPROVED AMOUNT PAID TTL PAID TO DATE TOTAL INCURRED & UNPAID 1. $-$- 2. 3. 4. 5. TOTAL PAYMENTS TO PROFESSIONALS $-$- $-$- INSIDERS NAME TYPE OF PAYMENT AMOUNT PAID TTL PD TO DATE 1. PDC Energy, Inc. MGP Monthly Operating Deficit $-$- 2. 3. 4. 5. TOTAL PAYMENTS TO INSIDERS $-$- PAYMENTS TO INSIDERS AND PROFESSIONALS CASE NAME:Rockies Region 2007 LP CASE NUMBER:18-33514-11

Page 8 of 11 Monthly Operating Report CASH BASIS-6 2018 MONTH: NOVEMBER IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY. This entity does not have insurance policies or employees. The Managing General Partner, PDC Energy, performs all of the duties for this entity. This entity is an additional named insured on PDC Energy's insurance policies. PDC Energy's insurance will remain in force throughout this Bankruptcy Process. INSTALLMENT PAYMENTS TYPE OF POLICY CARRIER PERIOD COVERED PAYMENT AMOUNT & FREQUENCY INSURANCE N/A YES NO 1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT? 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT? 3. PLEASE ITEMIZE POLICIES BELOW QUESTIONNAIRE YES NO 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD? X 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT? X 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES? X 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD? X 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY? X 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE? X 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE? X 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE? X 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE? X 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT? X 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD? X 12. ARE ANY WAGE PAYMENTS PAST DUE? X CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

Monthly Operating Report CASH BASIS-1 MONTH: NOVEMBER Bank charge - blank checks $ 170.41 Total $ 170.41 Page 9 of 11 28. OTHER (ATTACH LIST) $170.41 CASE NAME:Rockies Region 2007 LP CASE NUMBER:18-33514-11

Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER Schedule A Offer Amount - see attached well listing $ 458,000.00 Schedule B Due from RR 2006LP $ 12,576.65 Page 10 of 11 35. OTHER (ATTACH LIST) $ 12,576.65 4. OTHER (ATTACH LIST) $ 458,000.00 CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11

Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER Schedule A - Line 4 Details Oil and gas wells Weld Colorado Total Estimated Value of wells as a group: $ 458,000 Nature of Debtor's Interest in Property: Well Bore Only Working Interest Number Name Interest 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 105.007204 105.007205 105.007268 105.007269 105.007272 105.007273 105.007280 105.007875 105.007876 105.007877 105.007878 105.007879 105.007880 105.007900 105.007901 105.007902 105.007903 105.007904 105.008033 105.008034 105.008068 105.008069 105.008070 105.008071 105.008072 105.008074 105.008075 105.008095 105.008201 105.008202 105.008247 105.008312 105.008313 105.008432 105.071010 105.071066 105.071067 105.071068 105.071069 105.071070 105.071123 105.071124 105.071126 105.071127 RUSCO 33-23 RUSCO 43-23 KOHLHOFF 33-2 KOHLHOFF 34-2 KOHLHOFF 43-2 KOHLHOFF 44-2 WAHLERT 41-34 GUTTERSEN 23-6 GUTTERSEN 24-6 GUTTERSEN 34-6 GUTTERSEN 33-6 GUTTERSEN 43-6 GUTTERSEN 44-6 GUTTERSEN 44-12 GUTTERSEN 43-12 GUTTERSEN 33-12 GUTTERSEN 34-12 GUTTERSEN 12D ROTHARMEL 12-33 ROTHARMEL 22-33 TELARICO 31-33 HOLLISTER 32-33 TELARICO 33 c ROTHARMEL 33A TOLMACHOFF 41-33 ANDERSON 33-34 ANDERSON 34-34 HALL 42-33 GUTTERSEN 33-18 GUTTERSEN 43-18 COOK 34-20 GUTTERSEN 33-31 GUTTERSEN 43-31 ANDERSON 34B ROTHARMEL 11-33 GUTTERSEN 41-13 GUTTERSEN 31-13 GUTTERSEN 13C GUTTERSEN 32-13 GUTTERSEN 42-13 GUTTERSEN 11-30 GUTTERSEN 12-30 GUTTERSEN 22-30 GUTTERSEN 30A 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.74582927 0.73288333 0.99981000 0.99981000 0.99981000 0.73938228 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99204263 0.99204263 0.99981000 0.74582927 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 0.99981000 11 of 11 CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11